LEONETTI & ASSOCIATES, INC.
PRIVATE FINANCIAL ADVISORS

THE LEONETTI FUNDS

LEONETTI BALANCED FUND

LEONETTI GROWTH FUND

SEMI-ANNUAL REPORT

December 31, 2002

(LEONETTI & ASSOCIATES, INC. LOGO)

Dear Shareholders:

The decline for the stock market in 2002 marked the third consecutive yearly decline. Investors realized that even though the market generally goes up, it can for prolonged periods, do anything but. Those who believed bear markets tend to be short and sharp from a historical perspective quickly realized that history should be used as a guide, not as a blueprint. Lower equity prices cut across all areas of the stock market from small to large capitalization stocks and from growth to value investing styles. The decline as measured by the Standard and Poor's 500 index was the largest of the past three years. These negative results for the year ran counter to the many forecasts for 2002, including my own that looked for higher stock prices albeit at more conservative historical returns.

The absence of any significant increase in business spending left the Consumer to carry the ball for the economy. Forty-year lows in interest rates enabled the level of mortgage refinancing to soar. This activity helped to add to consumer's cash flow giving a level of resiliency to the economy.

The international scene weighed on the stock markets and possibly disrupted growth in the economy. The situation in Iraq, the posturing of North Korea and the month-long uprising at the end of the year in Venezuela all had unnerving effects on US financial markets.

Throughout the year a number of corporate scandals were in the news reducing investor confidence even further. The Republican Party won majority control of the House and Senate in the November elections and the next day the Federal Reserve cut interest rates for the first time in 2002, to the lowest levels in 41 years. The initial public offering market in 2002 contracted to the lowest level since 1979. The number of IPOs totaled a mere 97, a far cry from the heady days of the late 1990's.

For the year the Dow Jones Industrial Average declined 16.8%, while the Nasdaq Composite dropped 31.5% and the S&P 500 was down 23.4%. This follows negative returns of 7.1% in 2000 and 6.18% in 2001 for the Dow, while the Nasdaq was lower by 21.05% and 39.29%, respectively. As for the S&P 500, it posted losses of 10.14% in 2000 and 13.04% in 2001. Historically, the last time the market suffered three consecutive years of a decline was 1939-1941. Yes, there has been a time when the market dropped for four consecutive years, that being 1929-1932.

The economy, while weak, has continued to grow. This was confusing not only to the media, but many economists and politicians as well. The outlook for company earnings by the different services seems to see an improving situation. Value Line (publishers of investment-related information), for example, is looking at the fourth quarter of 2002 to be the low point, with steady improvement throughout 2003. This scenario is the one most research services are favoring. Other positive factors for the market include an inflation rate that remains muted, a low interest rate environment, an accommodating Federal Reserve, reduced stock market valuations and the likelihood that growth should expand to the capital goods sector.

Investors remain uncertain as to what to expect from the stock market in 2003. The market has many factors to worry about; some found internationally, others domestically, forcing the market to climb the proverbial "wall of worry" in 2003. A positive outlook for the stock market becomes much more likely if the economy continues to strengthen and we see a meaningful uptick in business spending. Should this occur, stock prices will likely move higher and faster than most expectations. I can remember in the late 1990's when some well-known stock market pundits claimed that "cash was trash." It seems that we have moved to the other side of the spectrum where investing is viewed with equal animosity. I believe the outlook for 2003 is brighter than most will acknowledge, but more uncertain than I would prefer. The early part of the year will probably provide the building blocks for the economy and equity markets for the remainder of 2003.

We would like to welcome our new fundholders and thank our existing ones for their confidence through this difficult market period.

Cordially,

Craig T. Johnson
Portfolio Manager
Leonetti & Associates, Inc.

Opinions expressed are those of Leonetti and Associates, Inc. and are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, fund performance may fluctuate substantially over short-term and current performance may differ from that shown. Statements and other information herein are dated and are subject to change.

The Standard & Poor's 500 Index, Nasdaq Composite, Dow Jones Industrial Average and Lipper Indices are unmanaged indices commonly used to measure performance of U.S. Stocks. One cannot invest directly in an index. (03/03)

(LEONETTI & ASSOCIATES, INC. LOGO)

                                                          LEONETTI BALANCED FUND

Dear Shareholders:

During the last six months of 2002, the stock market experienced a deep sell-off for the entire third quarter and finally reached a bottom in the second week of October. This marked the low for 2002. The market rallied off of the October low through the remainder of October and November. The stock market retraced nearly half of the advance in December as measured by the major indices. The Leonetti Balanced Fund dropped 8.43% for the sixth month period ending December 31, 2002. This compares to the average Balanced Fund tracked by Lipper, Inc. that dropped 4.94% for the same time frame.

                                   6/30/02 - 12/31/02 PERFORMANCE
                                   ------------------------------
Dow Jones Industrials                         <9.75%>
NASDAQ Composite                              <8.73%>

Your fund's portfolio was helped throughout the quarter by the fixed income portion. We maintained a fixed income exposure near 30% of the portfolio. These holdings were a mixture of U.S. Treasury and agency obligations and investment grade corporate bonds. As yields continued to drop, we shortened the length of the maturities on the fixed income holdings to five years or less. The stocks in the portfolio reflected a diverse mix of growth and value equities.

The ten largest equity holdings in the Leonetti Balanced Fund as of December 31, 2002 were, in order:

  S&P Depository Receipts (SPY)         IBM Corp. (IBM)
  BB&T Corp. (BBT)                      Verizon Communications (VZ)
  Tribune Co. (TRB)                     Universal Health Services (UHS)
  Johnson & Johnson (JNJ)               ChevronTexaco (CVX)
  American Standard (ASD)               Kellogg Co. (K)

The past couple of years have confronted the Leonetti Balanced Fund with one of the most difficult investing periods in history. The future is always uncertain. Yet, as we enter the second half of your Fund's fiscal year, it appears we are close to seeing an expansive economy. Any improvement in the economy should offer much brighter opportunities for your fund.

Craig T. Johnson
Portfolio Manager
Leonetti & Associates, Inc.

                                1 YEAR      5 YEAR     SINCE INCEPTION (8/1/95)
                                ------      ------     ------------------------
  Leonetti Balanced Fund       -10.46%       3.55%               6.81%
  Lipper Balanced Index        -10.69%       2.10%               6.83%
  Dow Jones Industrials        -16.76%       1.07%               8.02%
  NASDAQ Composite             -31.53%      -3.19%               3.96%

Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Fund holdings are subject to change and are not recommendations to buy or sell any security.

(LEONETTI & ASSOCIATES, INC. LOGO)

                                                            LEONETTI GROWTH FUND

Dear Shareholders:

During the last six months of 2002, the stock market experienced a deep sell-off for the entire third quarter and finally reached a bottom in the second week of October. This marked the low for 2002. The market rallied off of the October low through the remainder of October and November. The stock market retraced nearly half of the advance in December as measured by the major indices. The Leonetti Growth Fund fell 14.07% for the sixth month period ending December 31, 2002. In comparison, the Lipper Multi-Cap Core Index declined 10.50% during the same time period.

                                   6/30/02 - 12/31/02 PERFORMANCE
                                   ------------------------------
Dow Jones Industrials                         <9.75%>
NASDAQ Composite                              <8.73%>

The ten largest common stock holdings in the Leonetti Growth Fund as of December 31, 2002 were, in order:

  Merck & Co. (MRK)                     Prudential Financial (PRU)
  Apollo Group (APOL)                   Columbia Sportswear (COLM)
  American Standard (ASD)               JetBlue Airways (JBLU)
  Bank of America (BAC)                 Lincare Holdings (LNCR)
  Willis Group Holdings (WSH)           Pepsi Bottling Group (PBG)

The Leonetti Growth Fund portfolio did quite well during the third quarter sell-off in the stock market, but its lack of exposure to the technology and telecommunications sectors in the fourth quarter had its performance trailing the indices for the sixth month period. The portfolio primarily consists of a mix of growth stocks in a variety of industry sectors. The holdings also fall into different areas of market capitalization - large, mid and small.

The second half of your fund's fiscal year should provide better market opportunities as we hope to see improvement in the economy. An expanding economy with a backdrop of low interest rates and low inflation will provide investors with exciting opportunities.

Craig T. Johnson
Portfolio Manager
Leonetti & Associates, Inc.

                                     1 YEAR        SINCE INCEPTION (9/1/99)
                                     ------        ------------------------
  Leonetti Growth Fund              -18.76%                 -8.45%
  Lipper Multi-Cap Core Index       -21.74%                 -7.65%
  Dow Jones Industrials             -16.76%                 -7.53%
  NASDAQ Composite                  -31.53%                -19.39%

Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Fund holdings are subject to change and are not recommendations to buy or sell any security.

                             LEONETTI BALANCED FUND

SCHEDULE OF INVESTMENTS at December 31, 2002 (Unaudited)

  SHARES                                                              VALUE
  ------                                                              -----
COMMON STOCKS: 61.7%

AEROSPACE & DEFENSE: 1.0%
      2,142    Northrop
                 Grumman Corp.                                     $   207,774
                                                                   -----------

AUTO PARTS & EQUIPMENT: 2.4%
     10,000    BorgWarner, Inc.                                        504,200
                                                                   -----------

BANKS: 5.0%
     20,000    BB&T Corp.                                              739,800
     11,025    Charter One
                 Financial, Inc.                                       316,748
                                                                   -----------
                                                                     1,056,548
                                                                   -----------

BEVERAGES: 1.8%
     15,000    Pepsi Bottling
                 Group, Inc.                                           385,500
                                                                   -----------

BUILDING MATERIALS: 3.0%
      9,000    American Standard
                 Cos. Inc.*<F1>                                        640,260
                                                                   -----------

COMMERCIAL SERVICES: 1.3%
     12,000    ARAMARK Corp.*<F1>                                      282,000
                                                                   -----------

COMMUNICATIONS EQUIPMENT: 1.5%
     20,000    Nokia Corp.                                             310,000
                                                                   -----------

COMPUTERS: 2.9%
      8,000    International Business
                 Machines Corp.                                        620,000
                                                                   -----------

COMPUTER SERVICES: 2.3%
     14,000    Computer
                 Sciences Corp.*<F1>                                   482,300
                                                                   -----------

DIVERSIFIED FINANCIAL SERVICES: 1.2%
      7,500    Citigroup Inc.                                          263,925
                                                                   -----------

FINANCE - INDEX: 4.1%
     10,000    Standard & Poor's
                 Depository Receipts                                   882,300
                                                                   -----------

FOOD: 8.0%
     15,000    ConAgra Foods, Inc.                                     375,150
     10,000    Dean Foods Co.*<F1>                                     371,000
     15,000    Kellogg Co.                                             514,050
     20,000    Sara Lee Corp.                                          450,200
                                                                   -----------
                                                                     1,710,400
                                                                   -----------

HEALTHCARE - PRODUCTS: 3.1%
     12,500    Johnson & Johnson                                       671,375
                                                                   -----------

HEALTHCARE - SERVICES: 7.5%
     22,000    Humana Inc.*<F1>                                        220,000
     15,000    Lincare Holdings Inc.*<F1>                              474,300
     15,000    Sunrise Assisted
                 Living, Inc.*<F1>                                     373,350
     12,000    Universal Health
                 Services, Inc.*<F1>                                   541,200
                                                                   -----------
                                                                     1,608,850
                                                                   -----------

INSURANCE: 1.4%
     10,000    Principal Financial
                 Group, Inc.                                           301,300
                                                                   -----------

MEDIA: 4.1%
     15,000    AOL Time Warner Inc.*<F1>                               196,500
     15,000    Tribune Co.                                             681,900
                                                                   -----------
                                                                       878,400
                                                                   -----------

OIL & GAS: 5.4%
      8,000    ChevronTexaco Corp.                                     531,840
     10,000    ENSCO
                 International Inc.                                    294,500
     10,000    Smith
                 International, Inc.*<F1>                              326,200
                                                                   -----------
                                                                     1,152,540
                                                                   -----------

PERSONAL CARE: 1.4%
     15,000    The Dial Corp.                                          305,550
                                                                   -----------

TELECOMMUNICATIONS: 2.7%
     15,000    Verizon
                 Communications Inc.                                   581,250
                                                                   -----------

TOOLS: 1.6%
      8,000    The Black &
                 Decker Corp.                                          343,120
                                                                   -----------
TOTAL COMMON STOCKS
  (cost $12,918,034)                                                13,187,592
                                                                   -----------

 PRINCIPAL
  AMOUNT
 ---------
BONDS AND NOTES: 29.2%

CORPORATE BONDS: 17.8%
 $1,000,000    General Motors
                 Acceptance Corp.,
                 6.125%, 9/15/06                                  $  1,016,126
  1,000,000    Hewlett Packard Co.,
                 5.75%, 12/15/06                                     1,074,647
    500,000    Tribune Co.,
                 5.50%, 10/6/08                                        519,809
    600,000    Verizon Global
                 Funding Corp.,
                 6.125%, 6/15/07                                       658,201
    500,000    Viacom Inc.,
                 5.625%, 5/1/07                                        545,786
                                                                   -----------
                                                                     3,814,569
                                                                   -----------

U.S. GOVERNMENT OBLIGATIONS: 11.4%
  1,300,000    U.S. Treasury Bond,
                 4.625%, 5/15/06                                     1,402,071
  1,000,000    U.S. Treasury Note,
                 4.75%, 2/15/04                                      1,039,141
                                                                   -----------
                                                                     2,441,212
                                                                   -----------
TOTAL BONDS AND NOTES
  (cost $5,873,257)                                                  6,255,781
                                                                   -----------

REPURCHASE AGREEMENT:  9.1%
 $1,943,000    U.S. Bank Repurchase
                 Agreement, 1.05%,
                 dated 12/31/02,
                 due 1/2/03,
                 [collateralized by
                 $1,981,961 FGCI,
                 5.00%, due 8/1/17
                 (proceeds $1,943,113)]
                 (cost $1,943,000)                                   1,943,000
                                                                   -----------
TOTAL INVESTMENTS
  IN SECURITIES
  (cost $20,734,291+<F2>):  100.0%                                  21,386,373
Other Assets less Liabilities:  0.0%                                     9,462
                                                                   -----------
NET ASSETS:  100.0%                                                $21,395,835
                                                                   -----------
                                                                   -----------

*<F1>   Non-income producing security.
+<F2> At December 31, 2002, the basis of investments for federal income tax purposes was the same as their cost for financial reporting purposes. Unrealized appreciation and depreciation were as follows:
        Gross unrealized appreciation                              $ 1,447,975
        Gross unrealized depreciation                                 (795,893)
                                                                   -----------
        Net unrealized appreciation                                $   652,082
                                                                   -----------
                                                                   -----------

See accompanying Notes to Financial Statements.

                              LEONETTI GROWTH FUND

SCHEDULE OF INVESTMENTS at December 31, 2002 (Unaudited)

  SHARES                                                               VALUE
  ------                                                               -----
COMMON STOCKS: 93.7%

APPAREL: 7.9%
      4,000    Columbia Sportswear Co.*<F3>                         $  177,680
      3,000    NIKE, Inc. - Class B                                    133,410
                                                                    ----------
                                                                       311,090
                                                                    ----------

AUTO PARTS & EQUIPMENT: 3.9%
      3,000    BorgWarner, Inc.                                        151,260
                                                                    ----------

BANKS: 13.0%
      3,000    Bank of America Corp.                                   208,710
      4,000    BB&T Corp.                                              147,960
      5,250    Charter One
                 Financial, Inc.                                       150,833
                                                                    ----------
                                                                       507,503
                                                                    ----------

BEVERAGES: 3.9%
      6,000    Pepsi Bottling Group, Inc.                              154,200
                                                                    ----------

BUILDING MATERIALS: 5.5%
      3,000    American Standard
                 Cos. Inc.*<F3>                                        213,420
                                                                    ----------

COMPUTER SERVICES: 3.5%
      4,000    Computer Sciences Corp.*<F3>                            137,800
                                                                    ----------

EDUCATIONAL SERVICES: 5.6%
      5,000    Apollo Group, Inc. -
                 Class A*<F3>                                          220,000
                                                                    ----------

FINANCE - INDEX: 2.5%
      4,000    Nasdaq - 100 Index
                 Tracking Stock*<F3>                                    97,480
                                                                    ----------

HEALTHCARE - SERVICES: 7.9%
      5,000    Lincare Holdings Inc.*<F3>                              158,100
      6,000    Sunrise Assisted
                 Living, Inc.*<F3>                                     149,340
                                                                    ----------
                                                                       307,440
                                                                    ----------

INSURANCE: 10.0%
      6,000    Prudential Financial, Inc.*<F3>                         190,440
      7,000    Willis Group
                 Holdings Ltd.*<F3>                                    200,690
                                                                    ----------
                                                                       391,130
                                                                    ----------

LEISURE - TOYS: 3.2%
      5,000    Leapfrog Enterprises, Inc.*<F3>                         125,750
                                                                    ----------

OIL & GAS SERVICES: 3.9%
      5,000    Patterson - UTI
                 Energy, Inc.*<F3>                                     150,850
                                                                    ----------

PERSONAL CARE: 2.6%
      5,000    The Dial Corp.                                          101,850
                                                                    ----------

PHARMACEUTICAL: 5.8%
      4,000    Merck & Co. Inc.                                        226,440
                                                                    ----------

RESTAURANTS: 3.1%
      5,000    Yum! Brands, Inc.*<F3>                                  121,100
                                                                    ----------

RETAIL: 1.7%
      5,000    Movie Gallery, Inc.*<F3>                                 65,000
                                                                    ----------

SEMICONDUCTORS: 2.3%
      4,000    Semiconductor
                 HOLDRs Trust                                           88,600
                                                                    ----------

TRANSPORTATION - AIR: 4.1%
      6,000    JetBlue Airways Corp.*<F3>                              162,000
                                                                    ----------

WASTE MANAGEMENT: 3.3%
      4,000    Stericycle, Inc.*<F3>                                   129,516
                                                                    ----------
TOTAL COMMON STOCKS
  (cost $3,349,086)                                                  3,662,429
                                                                    ----------

TOTAL INVESTMENTS IN SECURITIES
  (cost $3,349,086+<F4>):  93.7%                                     3,662,429
Other Assets Less Liabilities: 6.3%                                    247,895
                                                                    ----------
NET ASSETS:  100.0%                                                 $3,910,324
                                                                    ----------
                                                                    ----------

*<F3>  Non-income producing security.
+<F4> At December 31, 2002, the basis of investments for federal income tax purposes was the same as their cost for financial reporting purposes. Unrealized appreciation and depreciation were as follows:
       Gross unrealized appreciation                                $  405,091
       Gross unrealized depreciation                                   (91,748)
                                                                    ----------
       Net unrealized appreciation                                  $  313,343
                                                                    ----------
                                                                    ----------

See accompanying Notes to Financial Statements.

                                 LEONETTI FUNDS

STATEMENTS OF ASSETS AND LIABILITIES at December 31, 2002 (Unaudited)

                                                     BALANCED         GROWTH
                                                       FUND            FUND
                                                     --------         ------
ASSETS
   Investments in securities, at value (cost
     $20,734,291 and $3,349,086, respectively)     $21,386,373      $3,662,429
   Cash                                                    539         187,881
   Receivables:
       Securities sold                                      --          74,743
       Due from advisor                                     --           8,558
       Dividends and interest                           64,407           2,960
       Fund shares sold                                    495              --
   Prepaid expenses                                     11,154           7,346
                                                   -----------      ----------
           Total assets                             21,462,968       3,943,917
                                                   -----------      ----------

LIABILITIES
   Payables:
       Fund shares redeemed                              9,857              --
       Advisory fees                                    16,961              --
       Administration fees                               1,899           5,364
   Accrued expenses                                     38,416          28,229
                                                   -----------      ----------
           Total liabilities                            67,133          33,593
                                                   -----------      ----------
   NET ASSETS                                      $21,395,835      $3,910,324
                                                   -----------      ----------
                                                   -----------      ----------
   NET ASSET VALUE, OFFERING AND
     REDEMPTION PRICE PER SHARE
     ($21,395,835/1,783,768 and
     $3,910,324/524,583, respectively;
     unlimited number of shares
     authorized without par value)                      $11.99           $7.45
                                                        ------           -----
                                                        ------           -----

COMPONENTS OF NET ASSETS
   Paid-in capital                                 $23,211,366      $6,559,688
   Accumulated net investment income (loss)             72,665         (17,792)
   Accumulated net realized loss
     on investments                                 (2,540,278)     (2,944,915)
   Net unrealized appreciation on investments          652,082         313,343
                                                   -----------      ----------
           Net assets                              $21,395,835      $3,910,324
                                                   -----------      ----------
                                                   -----------      ----------

See accompanying Notes to Financial Statements.

STATEMENTS OF OPERATIONS For the Six Months Ended December 31, 2002 (Unaudited)

                                                     BALANCED         GROWTH
                                                       FUND            FUND
                                                     --------         ------
INVESTMENT INCOME
   Income
       Interest                                    $   208,439       $     734
       Dividends (net of foreign withholding
         tax of $0 and $85, respectively)              111,966          27,519
                                                   -----------       ---------
           Total income                                320,405          28,253
                                                   -----------       ---------
   Expenses
       Advisory fees                                   113,741          21,257
       Transfer agent fees                              33,278          18,995
       Administration fees                              22,748          15,125
       Fund accounting fees                             13,658          12,606
       Audit fees                                       11,120          11,110
       Custody fees                                      7,050           4,546
       Registration fees                                 6,483           6,483
       Trustee fees                                      4,235           3,064
       Reports to shareholders                           3,989           2,683
       Legal fees                                        2,992           2,843
       Insurance expense                                   699             175
       Miscellaneous                                     1,995           1,496
                                                   -----------       ---------
           Total expenses                              221,988         100,383
           Less: fees waived and
             expenses absorbed                              --         (54,338)
                                                   -----------       ---------
           Net expenses                                221,988          46,045
                                                   -----------       ---------
               NET INVESTMENT INCOME (LOSS)             98,417         (17,792)
                                                   -----------       ---------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS
   Net realized loss on investments                   (954,993)       (532,203)
   Change in net unrealized
     depreciation on investments                    (1,270,147)       (139,961)
                                                   -----------       ---------
       Net realized and unrealized loss
         on investments                             (2,225,140)       (672,164)
                                                   -----------       ---------
           NET DECREASE IN NET ASSETS
             RESULTING FROM OPERATIONS             $(2,126,723)      $(689,956)
                                                   -----------       ---------
                                                   -----------       ---------

See accompanying Notes to Financial Statements.

                             LEONETTI BALANCED FUND

STATEMENTS OF CHANGES IN NET ASSETS

                                                    SIX MONTHS ENDED       YEAR ENDED
                                                 DECEMBER 31, 2002#<F6>  JUNE 30, 2002
                                                 ----------------------  -------------
DECREASE IN NET ASSETS FROM:
OPERATIONS
   Net investment income                              $    98,417         $   232,215
   Net realized loss on investments                      (954,993)         (1,585,285)
   Change in net unrealized
     depreciation on investments                       (1,270,147)           (121,574)
                                                      -----------         -----------
       NET DECREASE IN NET ASSETS
         RESULTING FROM OPERATIONS                     (2,126,723)         (1,474,644)
                                                      -----------         -----------

DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income                            (254,908)           (238,708)
   From net realized gain                                      --            (258,052)
                                                      -----------         -----------
       TOTAL DISTRIBUTIONS TO SHAREHOLDERS               (254,908)           (496,760)
                                                      -----------         -----------

CAPITAL SHARE TRANSACTIONS
   Net decrease in net assets derived from
     net change in outstanding shares (a)<F5>          (1,703,399)           (549,091)
                                                      -----------         -----------
       TOTAL DECREASE IN NET ASSETS                    (4,085,030)         (2,520,495)
                                                      -----------         -----------

NET ASSETS
   Beginning of period                                 25,480,865          28,001,360
                                                      -----------         -----------
   END OF PERIOD                                      $21,395,835         $25,480,865
                                                      -----------         -----------
                                                      -----------         -----------
Accumulated net investment income                     $    72,665         $   229,156
                                                      -----------         -----------
                                                      -----------         -----------

(a)<F5>  A summary of capital share transactions is as follows:

                               SIX MONTHS ENDED              YEAR ENDED
                            DECEMBER 31, 2002#<F6>          JUNE 30, 2002
                            ----------------------     ----------------------
                            Shares       Value         Shares         Value
                            ------       -----         ------         -----
Shares sold                  26,777    $   327,271     146,588     $ 1,973,220
Shares issued
  in reinvestment
  of distributions           20,919        252,912      36,821         492,297
Shares redeemed            (186,336)    (2,283,582)   (222,625)     (3,014,608)
                           --------    -----------    --------     -----------
Net decrease               (138,640)   $(1,703,399)    (39,216)    $  (549,091)
                           --------    -----------    --------     -----------
                           --------    -----------    --------     -----------

#<F6>  Unaudited.

See accompanying Notes to Financial Statements.

                              LEONETTI GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

                                                   SIX MONTHS ENDED        YEAR ENDED
                                                DECEMBER 31, 2002#<F8>    JUNE 30, 2002
                                                ----------------------    -------------
DECREASE IN NET ASSETS FROM:
OPERATIONS
   Net investment loss                                 $  (17,792)         $  (37,244)
   Net realized loss on investments                      (532,203)           (381,480)
   Change in net unrealized
     appreciation/depreciation
     on investments                                      (139,961)            161,467
                                                       ----------          ----------
       NET DECREASE IN NET ASSETS
         RESULTING FROM OPERATIONS                       (689,956)           (257,257)
                                                       ----------          ----------

CAPITAL SHARE TRANSACTIONS
   Net decrease in net assets derived
     from net change in outstanding shares (a)<F7>       (516,157)           (168,044)
                                                       ----------          ----------
       TOTAL DECREASE IN NET ASSETS                    (1,206,113)           (425,301)
                                                       ----------          ----------

NET ASSETS
   Beginning of period                                  5,116,437           5,541,738
                                                       ----------          ----------
   END OF PERIOD                                       $3,910,324          $5,116,437
                                                       ----------          ----------
                                                       ----------          ----------
Accumulated net investment income                      $  (17,792)         $       --
                                                       ----------          ----------
                                                       ----------          ----------

(a)<F7>  A summary of capital share transactions is as follows:

                               SIX MONTHS ENDED              YEAR ENDED
                            DECEMBER 31, 2002#<F8>          JUNE 30, 2002
                            ----------------------     ----------------------
                            Shares       Value         Shares         Value
                            ------       -----         ------         -----
Shares sold                 14,129     $ 110,330       43,949       $ 392,628
Shares redeemed            (79,215)     (626,487)     (61,770)       (560,672)
                           -------     ---------      -------       ---------
Net decrease               (65,086)    $(516,157)     (17,821)      $(168,044)
                           -------     ---------      -------       ---------
                           -------     ---------      -------       ---------

#<F8>  Unaudited.

See accompanying Notes to Financial Statements.

                             LEONETTI BALANCED FUND

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period

                                          SIX MONTHS ENDED                           YEAR ENDED JUNE 30,
                                            DECEMBER 31,       ----------------------------------------------------------------
                                             2002#<F9>         2002           2001           2000           1999           1998
                                          ----------------     ----           ----           ----           ----           ----
Net asset value,
  beginning of
  period                                       $13.25         $14.27         $17.78         $16.34         $14.02         $12.31
                                               ------         ------         ------         ------         ------         ------

INCOME FROM INVESTMENT OPERATIONS:
   Net investment
     income                                      0.06           0.12           0.13           0.07           0.05           0.05
   Net realized and
     unrealized gain
     (loss) on
     investments                                (1.18)         (0.89)         (2.25)          1.86           3.18           2.75
                                               ------         ------         ------         ------         ------         ------
Total from
  investment
    operations                                  (1.12)         (0.77)         (2.12)          1.93           3.23           2.80
                                               ------         ------         ------         ------         ------         ------

LESS DISTRIBUTIONS:
   From net
     investment
     income                                     (0.14)         (0.12)         (0.06)         (0.05)         (0.05)         (0.03)
   From net
     realized gain                                 --          (0.13)         (1.33)         (0.44)         (0.86)         (1.06)
                                               ------         ------         ------         ------         ------         ------
Total
  distributions                                 (0.14)         (0.25)         (1.39)         (0.49)         (0.91)         (1.09)
                                               ------         ------         ------         ------         ------         ------
Net asset value,
  end of period                                $11.99         $13.25         $14.27         $17.78         $16.34         $14.02
                                               ------         ------         ------         ------         ------         ------
                                               ------         ------         ------         ------         ------         ------
Total return                                    (8.43)%^<F11>  (5.36)%       (12.48)%        11.81%         24.28%         24.10%

RATIOS/SUPPLEMENTAL DATA:
   Net assets,
     end of period
     (millions)                                 $21.4          $25.5          $28.0          $30.4          $24.1          $15.5
   Ratio of
     expenses to
     average net
     assets                                      1.95%+<F10>    1.86%          1.69%          1.61%          1.77%          1.99%
   Ratio of net
     investment
     income to
     average net
     assets                                      0.87%+<F10>    0.87%          0.79%          0.43%          0.35%          0.40%
   Portfolio
     turnover rate                              38.72%^<F11>   80.69%        115.03%         88.76%         81.16%         89.51%

 #<F9>  Unaudited.
+<F10>  Annualized.
^<F11>  Not Annualized.

See accompanying Notes to Financial Statements.

                              LEONETTI GROWTH FUND

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period

                                                  SIX MONTHS
                                                    ENDED                                              SEPTEMBER 1, 1999*<F13>
                                                 DECEMBER 31,               YEAR ENDED JUNE 30,                THROUGH
                                                  2002#<F12>             2002                2001           JUNE 30, 2000
                                                 ------------            ----                ----           -------------
Net asset value,
  beginning of period                                $8.68               $9.12              $12.05              $10.00
                                                     -----               -----              ------              ------

INCOME FROM INVESTMENT OPERATIONS:
   Net investment loss                               (0.03)              (0.06)              (0.09)              (0.07)
   Net realized and
     unrealized gain (loss)
     on investments                                  (1.20)              (0.38)              (2.84)               2.12
                                                     -----               -----              ------              ------
Total from
  investment operations                              (1.23)              (0.44)              (2.93)               2.05
                                                     -----               -----              ------              ------
Net asset value,
  end of period                                      $7.45               $8.68              $ 9.12              $12.05
                                                     -----               -----              ------              ------
                                                     -----               -----              ------              ------
Total return                                        (14.07)%^<F15>       (4.93)%            (24.32)%             20.50%^<F15>

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of
     period (millions)                                $3.9                $5.1                $5.5                $6.5

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
   Before fees waived and
     expenses absorbed                                4.73%+<F14>         3.93%               2.93%               4.09%+<F14>
   After fees waived and
     expenses absorbed                                2.17%+<F14>         2.00%               2.00%               2.00%+<F14>

RATIO OF NET INVESTMENT LOSS TO AVERAGE NET ASSETS:
   Before fees waived and
     expenses absorbed                               (3.40)%+<F14>       (2.61)%             (1.81)%             (3.28)%+<F14>
   After fees waived and
     expenses absorbed                               (0.84)%+<F14>       (0.68)%             (0.88)%             (1.19)%+<F14>
   Portfolio turnover rate                           55.48%^<F15>       131.02%             197.16%             193.89%^<F15>

#<F12> Unaudited.
*<F13> Commencement of operations.
+<F14> Annualized.
^<F15> Not Annualized.

See accompanying Notes to Financial Statements.

                                 LEONETTI FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1 - ORGANIZATION

  The Leonetti Balanced Fund ("Balanced") and the Leonetti Growth Fund ("Growth") (collectively referred to as the "Funds") are each a diversified series of shares of beneficial interest of Professionally Managed Portfolios (the "Trust") which is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Leonetti Balanced Fund and the Leonetti Growth Fund began operations on August 1, 1995 and September 1, 1999, respectively. The investment objective of the Leonetti Balanced Fund is to seek total return through a combination of income and capital growth, consistent with preservation of capital. The investment objective of the Leonetti Growth Fund is long-term growth of capital.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

  The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America.

  A. Security Valuation. Securities traded on a national securities exchange, or Nasdaq are valued at the last reported sales price at the close of regular trading on each day the exchanges are open for trading; securities traded on an exchange or Nasdaq for which there have been no sales, and other over-the-counter securities, are valued at the last reported bid price. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees.

     U.S. Government securities with less than 60 days remaining to maturity when acquired by the Funds are valued on an amortized cost basis. U.S. Government securities with more than 60 days remaining to maturity are valued at the current market value (using the mean between the bid and asked price) until the 60th day prior to maturity, and are then valued at amortized cost based upon the value on such date unless the Board determines during such 60-day period that this amortized cost basis does not represent fair value. Short-term investments are stated at cost which, when combined with accrued interest, approximates market value.

  B. Federal Income Taxes. The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to their shareholders. Therefore, no federal income tax provisions are required.

  C. Security Transactions, Dividend Income and Distributions. Security transactions are accounted for on the trade date. The cost of securities sold is determined on a first-in, first-out basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Discounts and premiums on securities purchased are amortized using the straight line method, which is effectively the same as the interest method.

  D. Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

NOTE 3 - COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

  Leonetti & Associates, Inc. (the "Advisor") provides the Funds with investment management services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, facilities, and most of the personnel needed by the Funds. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 1.00% of the average daily net assets of the Funds. For the period ended December 31, 2002, the Leonetti Balanced Fund and the Leonetti Growth Fund incurred $113,741 and $21,257, respectively, in advisory fees.

  The Funds are responsible for their own operating expenses. The Advisor has contractually agreed to limit the Leonetti Growth Fund's total operating expenses by reducing all or portion of its fees and reimbursing the Fund for expenses, excluding interest and tax expenses, so that its ratio of expenses to average net assets will not exceed 2.50%. Any fee waived or voluntarily reduced and/or any Fund expense absorbed by the Advisor pursuant to an agreed upon expense cap shall be reimbursed by the Fund to the Advisor, if so requested by the Advisor, anytime before the end of the third fiscal year following the year to which the fee waiver and/or expense absorption relates, provided the aggregate amount of the Fund's current operating expenses for such fiscal year does not exceed the applicable limitation on Fund expenses. For the six months ended December 31, 2002, the Advisor waived $21,257 of its fee and reimbursed the Fund in the amount of $33,081. The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or expenses. Any such reimbursement is also contingent upon Board of Trustees review and approval prior to the time the reimbursement is initiated.

  U.S. Bancorp Fund Services, L.L.C. (the "Administrator") acts as the Funds' Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the trustees; monitors the activities of the Funds' custodian, transfer agent and accountant; coordinates the preparation and payment of Fund expenses and reviews the Funds' expense accruals. For its services, the Administrator receives a monthly fee at the following annual rate:

     Under $15 million                  $30,000
     $15 to $50 million                 0.20% of average daily net assets
     $50 to $100 million                0.15% of average daily net assets
     $100 to $150 million               0.10% of average daily net assets
     Over $150 million                  0.05% of average daily net assets

  For the six months ended December 31, 2002, the Leonetti Balanced Fund and the Leonetti Growth Fund incurred $22,748 and $15,125 in administration fees, respectively.

  Quasar Distributors, LLC, (the "Distributor"), acts as the Funds' principal underwriter in a continuous public offering of the Fund's shares. The Distributor is an affiliate of the Administrator.

  U.S. Bank, N.A., an affiliate of the Administrator, serves as custodian to the Fund.

  Certain officers and trustees of the Trust are also officers of the Administrator.

NOTE 4 - PURCHASES AND SALES OF SECURITIES

  The cost of purchases and the proceeds from the sale of securities for the six months ended December 31, 2002 excluding short-term investments, were $8,025,697 and $9,575,057, respectively, for the Leonetti Balanced Fund and $2,196,984 and $2,311,444, respectively, for the Leonetti Growth Fund.

NOTE 5 - REPURCHASE AGREEMENTS

  The Funds may enter into repurchase agreements with government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with such other brokers or dealers that meet the credit guidelines established by the Board of Trustees. The Funds will always receive and maintain, as collateral, securities whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the respective Fund in each agreement, and the Funds will make payment of for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral.

  If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited.

NOTE 6 - DISTRIBUTIONS TO SHAREHOLDERS

  On December 23, 2002, a distribution of $0.1441 per share was declared for the Leonetti Balanced Fund. The dividend was paid on December 23, 2002, to shareholders of record on December 20, 2002. The tax character of distributions paid during the years ended June 30, 2003 and 2002 were as follows:

                                 2003             2002
                                 ----             ----
  Distributions paid from:
     Ordinary income          $254,908         $241,658
     Long-term capital gain                     257,871

NOTE 7 - CHANGE IN INDEPENDENT ACCOUNTANT

  Ernst & Young, LLP were previously the principal auditors for the Leonetti Funds. The decision to change auditors was resolved by the board of trustees in the meeting on August 26, 2002 and Tait, Weller & Baker were appointed principal auditors. Ernst & Young, LLP had served as principal auditors for each of the periods ended June 30, 2000, 2001 and 2002. Additionally, the audit report of Ernst & Young, LLP on the financial statements of the Leonetti Funds that was issued for each of the periods ended June 30, 2000, 2001 and 2002 were unqualified.

NOTE 8 - SUBSEQUENT EVENTS

  The Board of Trustees of Professionally Managed Portfolios has consented to liquidate the Leonetti Growth Fund (the "Fund") by February 27, 2003. As a result of the decision to pursue liquidation of the Fund, investors are no longer permitted to purchase shares of the Fund.

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

                                                        INDEPENDENT TRUSTEES
                                                        --------------------

                                     TERM OF                                          # OF FUNDS  OTHER
                         POSITION    OFFICE AND                                       IN COMPLEX  DIRECTORSHIPS
NAME, AGE                HELD WITH   LENGTH OF     PRINCIPAL OCCUPATION               OVERSEEN    HELD BY
AND ADDRESS              THE TRUST   TIME SERVED   DURING PAST FIVE YEARS             BY TRUSTEE  TRUSTEE
-----------              ---------   -----------   ----------------------             ----------  -------------
Dorothy A. Berry         Chairman    Indefinite    Talon Industries                       19      Not
(Born 1943)              and         Term          (venture capital &                             Applicable
615 E. Michigan St.      Trustee     Since         business consulting);
Milwaukee, WI 53202                  May 1991       formerly Chief Operating
                                                   Officer, Integrated Assets
                                                   Management (investment
                                                   advisor and manager) and
                                                   formerly President, Value
                                                   Line, Inc., (investment
                                                   advisory & financial
                                                   publishing firm).

Wallace L. Cook          Trustee     Indefinite    Retired. Formerly                      19      Not
(Born 1939)                          Term          Senior Vice President,                         Applicable
615 E. Michigan St.                  Since         Rockefeller Trust Co.;
Milwaukee, WI 53202                  May 1991      Financial Counselor,
                                                   Rockefeller & Co.

Carl A. Froebel          Trustee     Indefinite    Private Investor.                      19      Not
(Born 1938)                          Term          Formerly Managing                              Applicable
615 E. Michigan St.                  Since         Director, Premier
Milwaukee, WI 53202                  May 1991      Solutions, Ltd.  Formerly
                                                   President and Founder,
                                                   National Investor Data
                                                   Services, Inc. (investment
                                                   related computer software).

Rowley W.P. Redington    Trustee     Indefinite    President; Intertech                   19      Not
(Born 1944)                          Term          (consumer electronics                          Applicable
615 E. Michigan St.                  Since         and computer service and
Milwaukee, WI 53202                  May 1991      marketing); formerly Vice
                                                   President, PRS of New Jersey,
                                                   Inc. (management consulting),
                                                   and Chief Executive Officer,
                                                   Rowley Associates (consultants).

Ashley T. Rabun          Trustee     Indefinite    Founder and Chief                      19      Trustee,
(Born 1952)                          Term          Executive Officer,                             E*Trade
615 E. Michigan St.                  Since         InvestorReach, Inc.,                           Mutual
Milwaukee, WI 53202                  May 2002      (financial services                            Funds
                                                   marketing and distribution
                                                   consulting); formerly
                                                   Partner and Director,
                                                   Nicholas-Applegate
                                                   Capital Management,
                                                   (investment management).

                                                  INTERESTED TRUSTEES AND OFFICERS
                                                  --------------------------------

Steven J. Paggioli       Trustee     Indefinite    Consultant, U.S.                       19      Trustee,
(Born 1950)                          Term          Bancorp Fund Services,                         Managers
915 Broadway                         Since         LLC since July 2001;                           Funds
New York, NY  10010                  May 1991      formerly Executive Vice
                                                   President, Investment
                                                   Company Administration,
                                                   LLC ("ICA") (mutual
                                                   fund  administrator and
                                                   the Fund's former
                                                   administrator).

Robert M. Slotky         President   Indefinite    Vice President, U.S.                   19      Not
(Born 1947)                          Term          Bancorp Fund Services,                         Applicable
2020 E. Financial Way,               Since         LLC since July 2001;
Suite 100                            August 2002   formerly, Senior Vice
Glendora, CA  91741                                President, ICA (May
                                                   1997-July 2001); former
                                                   instructor of accounting
                                                   at California State
                                                   University-Northridge
                                                   (1997).

Eric W. Falkeis          Treasurer   Indefinite    Vice President, U.S.                   19      Not
Born (1973)                          Term          Bancorp Fund Services,                         Applicable
615 E. Michigan St.                  Since         LLC; Chief Financial
Milwaukee, WI  53202                 August 2002   Officer, Quasar Distributors,
                                                   LLC, since 2000.

Chad E. Fickett          Secretary   Indefinite    Compliance                             19      Not
(Born 1973)                          Term          Administrator, U.S.                            Applicable
615 E. Michigan St.                  Since         Bancorp Fund Services,
Milwaukee, WI  53202                 March 2002    LLC since July 2000.

                                    ADVISOR
                          LEONETTI & ASSOCIATES, INC.
                         1130 Lake Cook Road, Suite 300
                            Buffalo Grove, IL 60089
                             www.leonettiassoc.com

                                  DISTRIBUTOR
                            QUASAR DISTRIBUTORS, LLC
                             615 E. Michigan Street
                              Milwaukee, WI 53202

                                   CUSTODIAN
                                U.S. BANK, N.A.
                               425 Walnut Street
                             Cincinnati, OH  45202

                                 TRANSFER AGENT
                      UMB INVESTMENT SERVICES GROUP, INC.
                                 P.O. Box 2146
                            Milwaukee, WI 53201-2146
                                 (800) 537-3585

                                    AUDITORS
                              TAIT, WELLER & BAKER
                         1818 Market Street, Suite 2400
                            Philadelphia, PA  19103

                                 LEGAL COUNSEL
                     PAUL, HASTINGS, JANOFSKY & WALKER, LLP
                          55 Second Street, 24th Floor
                         San Francisco, CA  94105-3441